UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2008

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

228 St. Charles Avenue
 New Orleans, Louisiana 70130
(Address of Principal Executive Offices, including Zip Code)

(504) 586-7272
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Whitney Holding Corporation will make a presentation to the Fox-Pitt Kelton Small and Mid-Cap Bank and Insurance Conference at the Omni Berkshire Place in New York on Tuesday, June 17, 2008 beginning at 2:00 p.m. Eastern Time.  Interested parties may access a live listen-only webcast of the presentation through the Investor Relations section of our website at www.whitneybank.com. The presentation will be archived for 90 days following the conference.

Attached as Exhibit 99.1, is a copy of the visual presentation that will be utilized during the presentation.  This visual presentation contains certain information relating to Whitney’s recently announced acquisition of the Parish National Corporation.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Additional Information about This Transaction

Whitney Holding Corporation will file a Registration Statement on Form S-4 regarding this transaction with the Securities and Exchange Commission (the “SEC”) that will contain a proxy statement/prospectus for the shareholders of Parish National Corporation.  Parish National Corporation will mail the proxy/statement prospectus to its shareholders.  These documents will contain important information about the transaction, and Whitney Holding Corporation and Parish National Corporation encourage you to read these documents when they become available.

You may obtain copies of all other documents filed with, or furnished to, the SEC by Whitney Holding Corporation at the SEC’s website at www.sec.gov.  Copies of these documents may also be obtained from us without charge by directing a written request to Whitney Holding Corporation, P. O. Box 61260, New Orleans, Louisiana 70161, attention:  Mrs. Shirley N. Fremin, Manager, Shareholder Services.

Participants in This Transaction

Whitney Holding Corporation and Parish National Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Parish National Corporation’s shareholders in connection with this transaction.  Information about persons who may be deemed participants in this transaction will be included in the proxy statement/prospectus.  You can find additional information about Whitney Holding Corporation’s executive officers and directors in Whitney Holding Corporation’s definitive Proxy Statement filed on Schedule 14A with the SEC on March 17, 2008.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Visual Presentation of Whitney Holding Corporation , dated June 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2008                                                                     By:     /s/ Thomas L. Callicutt, Jr.
        Thomas L. Callicutt, Jr.
        Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Visual Presentation of Whitney Holding Corporation , dated June 17, 2008